SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)      FEBRUARY 26, 1999


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


        MARYLAND                1-13232              84-1259577
    ----------------          -----------       --------------------
     (State or other          (Commission        (I.R.S. Employer
     jurisdiction of          File Number)       Identification No.)
    incorporation or
      organization)


 1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
 --------------------------------------------------         ----------
(Address of principal executive offices)                    (Zip Code)


  Registrant's telephone number, including area code    (303) 757-8101


                                NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



 ITEM 5. OTHER EVENTS.

         On February 26, 1999, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), consummated the merger (the "Merger") of Insignia Properties Trust, a Maryland real estate investment trust ("IPT"), with and into AIMCO. The press release of AIMCO, attached hereto as
 Exhibit 99.1, relating to the consummation of the Merger, is incorporated herein by reference.

 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

      (c)       Exhibits.

         The following exhibit is filed with this report:

 Exhibit
 Number  Description
 ------  -----------

 99.1    Press Release of AIMCO, dated February 26, 1999.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    APARTMENT INVESTMENT AND
                                    MANAGEMENT COMPANY



 Date:  March 1, 1999               By: /s/ Patrick J. Foye
                                       -------------------------------
                                       Patrick J. Foye
                                       Executive Vice President



                                  EXHIBIT INDEX

 Exhibit
 Number  Description
 ------- -----------

 99.1    Press Release of AIMCO, dated February 26, 1999.